Summary Prospectus February 28, 2014

JPMorgan Emerging Markets Local Currency Debt Fund

Class/Ticker:     R2/JECZX     R5/JECRX     R6/JECUX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2014, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.86	0.66	0.41
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses	0.61	0.61	0.41
Acquired Fund Fees and Expenses	0.05	0.05	0.05

Total Annual Fund Operating Expenses	2.11	1.41	1.16
Fee Waivers and Expense Reimbursements[1]	(0.56)	(0.56)	(0.36)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.55	0.85	0.80

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 0.80% and 0.75% of the average daily net assets of Class R2,
Class R5 and Class R6 Shares, respectively. This contract cannot be terminated prior to 3/1/15, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	158	607	1,083	2,397
CLASS R5 SHARES ($)	87	391	718	1,642
CLASS R6 SHARES ($)	82	333	604	1,377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 221% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in debt securities that it believes have the potential to provide total return from countries whose economies or bond markets are less developed (emerging markets). Under normal circumstances, the Fund invests at least 80% of its Assets in debt securities of issuers located in or tied economically to emerging markets that are denominated in emerging markets currencies (Local Currency Debt Securities) or in derivatives or other instruments that are used as substitutes for Local Currency Debt Securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets currently include most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. A security will deemed to be tied economically to emerging markets if: (1) the issuer is organized under the laws of, or has a principal place of business in an emerging market; or (2) the principal listing of the issuer’s securities is in a market that is in an emerging market; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or (4) the issuer has at least 50% of its assets located in an emerging market.

As part of its main investment strategies, the Fund may invest all or substantially all of its assets in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may invest, to a lesser extent, in debt securities issued or guaranteed by foreign corporations and foreign financial institutions.

These securities may be of any maturity and quality. The Fund does not have any minimum quality rating requirement and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent. As part of its principal investment strategies, the Fund may invest in foreign municipal securities, fixed and floating or variable rate instruments, inflation-linked securities, corporate debt and zero-coupon securities. The Fund may also invest in structured investments such as credit linked notes (CLNs) involving U.S. or non-U.S. counterparties for which the reference instrument is an emerging markets debt instrument denominated in an emerging markets currency. CLNs are typically structured as a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to emerging markets.

Derivatives are instruments that have a value based on another instrument, exchange rate or index. In addition to direct investments in securities, the Fund will use derivatives as a substitute for securities in which the Fund can invest. The Fund may use derivatives and in particular, currency forwards and interest rate swaps as well as securities with embedded derivatives such as CLNs to synthetically gain exposure to Local Currency Debt Securities. For purposes of the Fund’s 80% policy, the Fund will be deemed to be using a derivative as a substitute for a Local Currency Debt Security: (1) when the reference security for the derivative is a Local Currency Debt Security or (2) when the derivative whether used alone or in combination with securities or other derivatives creates a synthetic instrument with economic characteristics similar to a Local Currency Debt Security.

The Fund uses currency forwards including non-deliverable forwards and interest rate swaps as substitutes for Local Currency Debt Securities. In addition to using currency forwards and interest rate swaps as a substitute for investments in securities, the Fund may use futures contracts, options, credit default swaps and currency options to help manage duration, sector and yield curve exposure and credit and spread volatility and to establish or adjust exposure to particular foreign securities, markets or currencies. The Fund also may use derivatives to hedge an investment in one currency back to another currency, to increase income and gain to the Fund, and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in U.S. dollar-denominated investments such as registered investment companies including J.P. Morgan money market funds, securities issued by the U.S. government and its agencies, or other U.S. dollar-denominated investments to maintain asset coverage for the Fund’s derivative positions and for cash management purposes. Although the Fund may hedge its investments to developed market currencies from time to time, the Fund is designed to seek exposure to emerging markets currencies and therefore, does not hedge its investments back to developed market currencies as part of its principal investment strategy.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors, combining macro-economic research with bottom up fundamental country and credit analysis. The adviser analyzes rates and foreign exchange separately using a quantitative assessment with a qualitative overlay. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, currency risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Sovereign Debt Risk. The Fund may invest all or substantially all of its assets in sovereign debt securities. These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s investments and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Derivatives Risk. Derivatives, including currency forwards, interest rate swaps and currency options, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be particularly sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Strategy Risk. The Fund’s use of derivatives such as currency forwards and interest rate swaps may not be effective to gain or manage exposure to a emerging markets or to hedge the Fund’s investments. The Fund may invest a significant amount of its assets in U.S. dollar-denominated securities including registered investment companies and U.S. government and agency securities to support its derivative strategies. The Fund will be subject to risks associated with such U.S. dollar-denominated securities including interest rate and credit risk as well as risks specific to U.S. government and agency securities and securities of registered investment companies.

High Yield Securities Risk. The Fund may invest in securities that are obligations of companies that are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.

Foreign Municipal Securities Risk. The risk of a foreign municipal security generally depends on the financial and credit status of the issuer, which in turn will depend on the local economic, regulatory, political and other factors and conditions. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the applicable legislature or municipality authorizes money for that purpose. In addition, the issuer of the obligations may be unable or unwilling to make interest and principal payments when due. These securities are also subject to foreign and emerging markets risks based on the location of the issuer.

CLN Risk. CLNs are synthetic instruments that are subject to the counterparty risk described above under “Credit Risk.” In the event of a default, the Fund does not have a right in the underlying reference debt obligation. Generally, payments under the CLN are conditioned on the CLN’s receipt of payments from, and the CLN’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN invests. If a default were to occur, the stream of payments may stop and the CLN would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a registered investment company to distribute all of its net income.

Inflation-Linked Security Risk. Inflation-linked emerging markets debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities may be adjusted periodically to a specified rate of inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in a particular emerging market or in the emerging markets in which the Fund invests or in the United States. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, changes in foreign exchange rates may negate the impact of any adjustments to interest rates payable on the securities for non-U.S. dollar denominated inflation-linked securities.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economics results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R6 Shares for the past one calendar year. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the J.P. Morgan GBI-EM Global Diversified Index and the Lipper Emerging Markets Local Currency Debt Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2013	0.00%
Worst Quarter	2nd quarter, 2013	-7.48%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Life of Fund Since (6/29/12)
CLASS R6 SHARES
Return Before Taxes	(10.25)%	(3.24)%
Return After Taxes on Distributions	(10.25)	(3.50)
Return After Taxes on Distributions and Sale of Fund Shares	(5.80)	(2.52)
CLASS R2 SHARES
Return Before Taxes	(11.05)	(4.03)
CLASS R5 SHARES
Return Before Taxes	(10.37)	(3.34)
J.P. MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(8.98)	(0.44)
LIPPER EMERGING MARKETS LOCAL CURRENCY DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	(8.41)	0.10

After-tax returns are shown for only the Class R6 Shares and after-tax returns for the other shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Pierre-Yves Bareau	2012	Managing Director
Didier Lambert	2012	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

There is no minimum or maximum purchase requirements with

respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors $5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no minimum investment for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

SPRO-EMLCD-R2R5R6-214